JOHN P. MACLEAN
                   CERTIFIED PUBLIC ACCOUNTANT
                       15701 ALAMEDA DRIVE
                   BOWIE, MARYLAND 20716-1312
                           301/249-4900


              CONSENT OF CERTIFIED PUBLIC ACCOUNTANT


    I hereby consent to the use in Amendment No. 1 to the Registration Statement on Form S-1 of my report dated October 2, 1997, relating to the audited financial statements of Aspac Communications, Inc. and the reference to my firm under the caption "experts" in the Prospectus.



/s/ John P. MacLean
December 9, 1997